UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2007

CRDENTIA CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-31152	76-0585701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5001 LBJ Freeway, Suite 850
Dallas, Texas 75244

(Address of Principal Executive Offices) (Zip Code)

(972) 850-0780

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As previously reported on Current Reports on Form 8-K filed on October 29, 2007 and November 15, 2007, on October 26, 2007, Crdentia Corp. (the “Company”) completed an initial closing on a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors for the private placement of 15,666,667 shares of common stock at a price of $0.30 per share and warrants to purchase up to 7,833,333 shares of common stock, for aggregate proceeds of $4,700,000. On November 13, 2007, the Company completed a second closing of the Purchase Agreement with certain investors for the private placement of 3,500,000 shares of common stock at a price of $0.30 per share and warrants to purchase up to 1,750,000 shares of common stock for aggregate proceeds of $1,050,000 (collectively with the October 26, 2007 first closing of the Purchase Agreement, the “Private Placement”).  The Company also entered into a Registration Rights Agreement with the investors in the Private Placement, pursuant to which the Company agreed to cause a resale registration statement covering the shares sold pursuant to the Purchase Agreement and the shares issuable upon exercise of the warrants to be filed within 30 days of the closing date of the Private Placement.

On December 5, 2007, the Company and a majority of the holders of the common stock issued in the Private Placement, including C. Fred Toney, MedCap Partners LP, MedCap Master Fund LP and FatBoy Capital, L.P., entered into an Amendment to Registration Rights Agreement (the “Amendment”), effective as of November 30, 2007, pursuant to which the Company is no longer required to register the shares issuable upon exercise of the warrants issued in the Private Placement.  In addition, on December 5, 2007, C. Fred Toney, MedCap Partners LP, MedCap Master Fund LP and FatBoy Capital, L.P. entered into a Waiver of Registration Rights (the “Waiver”), effective as of November 30, 2007, waiving certain of their rights to register all of the shares of common stock acquired by them in the Private Placement.

C. Fred Toney, the Chairman of the Company’s board of directors, is the managing member of MedCap Management and Research LLC, the general partner of MedCap Partners LP and MedCap Master Fund LP.  Mr. Toney, individually and through affiliated entities, invested $1,850,000 in the Private Placement, for a total of 6,166,667 shares of common stock and warrants to purchase 3,083,333 shares of common stock. Mr. Toney abstained from the board of directors’ vote in favor of the Private Placement.

The foregoing descriptions of the Amendment and Waiver do not purport to be complete and are qualified in their entirety by the Amendment to Registration Rights Agreement and the Waiver of Registration Rights filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description
10.1	Amendment to Registration Rights Agreement, by and between the Company and the investors identified on the signature pages thereto, dated as of November 30, 2007.
10.2	Waiver of Registration Rights, by and between the Company and the investors identified on the signature pages thereto, dated as of November 30, 2007

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRDENTIA CORP.

December 7, 2007	By:	/s/ James J. TerBeest
James J. TerBeest
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment to Registration Rights Agreement, by and between the Company and the investors identified on the signature pages thereto, dated as of November 30, 2007.
10.2	Waiver of Registration Rights, by and between the Company and the investors identified on the signature pages thereto, dated as of November 30, 2007